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                                                                   EXHIBIT 10.11
                            STOCK PURCHASE AGREEMENT

         STOCK PURCHASE AGREEMENT (this "AGREEMENT"), dated as of July 17, 2008, and is by and between Omega LLC (the Buyer") and Seamless Corp. the Seller").

                                    RECITALS
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         1. The Seller will cause the issuance of 30,810 shares of Preferred A shares of stock, par value $.001 per share (the "SHARES"), of Seamless Corp., a Nevada corporation (the "ISSUER").

         2. The Buyer desires to purchase from the Seller, and the Seller desires to sell, transfer and assign to the Buyer, the Seller's entire right, title and interest in and to the Shares, in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the representations, warranties and agreements contained herein and for other good and valuable consideration, the receipt and legal adequacy of which is hereby acknowledged, the parties agree:

         1. AGREEMENT TO PURCHASE SHARES. The Buyer hereby agrees to purchase, and the Seller hereby agrees to sell, the Shares pursuant to the terms and conditions set forth herein. The aggregate purchase price of the Shares being sold to the Buyer hereunder is $23,700 (the "PURCHASE PRICE"). The closing under this Agreement shall occur upon delivery by facsimile of executed signature pages of this Agreement and all other documents, instruments and writings required to be delivered pursuant to this Agreement to the offices of Omega LLC (the "CLOSING") at such time and place or on such date as the Buyer and the Seller may agree upon. Each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Closing.

         2. DELIVERY OF COMMON SHARES TO THE BUYER. On or prior to the Closing, the Seller shall deliver the shares of Preferred A shares of stock, (the "SECURITIES"), and the Seller shall deliver the to the Buyer's as per Buyers instruction to Omega, the Buyer shall deliver to the Seller the Purchase Price via certified funds or as agree to as per written instructions provided to the Buyer by the Seller.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER. The Buyer represents and warrants to the Seller, and covenants for the benefit of the Seller, as follows:

                  (a) The Buyer is not "accredited investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT");

                  (b) The Buyer is acquiring the Securities for its own account and not with a view to any distribution of the Securities in violation of the Securities Act;

                  (c) The Buyer represents that it has been furnished with all documents and other information regarding the Issuer that the Buyer had requested or desired to know and all other documents which could be reasonably provided have been made available for the Buyer's inspection and review;

                  (d) This Agreement constitutes a valid and binding agreement and obligation of the Buyer enforceable against the Buyer in accordance with its terms, subject to limitations on enforcement by general principles of equity and bankruptcy or other laws affecting the enforcement of creditors' rights generally; and

                  (e) This Agreement has been duly authorized, validly executed and delivered on behalf of the Buyer, and the Buyer has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

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         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER. The Seller
represents and warrants to the Buyer, and covenants for the benefit of the Buyer, as follows:

                  (a) This Agreement has been duly authorized, validly executed and delivered on behalf of the Seller and is a valid and binding agreement and obligation of the Seller enforceable against the Seller in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Seller has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder;

                  (b) There are no restrictions upon and conditions to the transfer of the Securities in order to consummate the sale of the Securities to Buyer as contemplated by this Agreement, and such Securities are not as of the date of this Agreement, and as of the transfer date of such Securities will not be, subject to any restriction on transfer, except for restrictions under the Securities Act and, as of the transfer date will be, free from all taxes, liens, claims and encumbrances directly or indirectly suffered by the Seller.

         5. BINDING EFFECT; ASSIGNMENT. This Agreement is not assignable by the Seller or the Buyer without the prior written consent of the other party. This Agreement and the provisions hereof shall be binding and shall inure to the benefit of the Seller and its successors and permitted assigns with respect to the obligations of the Buyer under this Agreement, and to the benefit of the Buyer and its successors and permitted assigns with respect to the obligations of the Seller under this Agreement.

         6. EXPENSES. Each of the parties agrees to pay its own expenses incident to this Agreement and the performance of its obligations hereunder.

         7. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Each of the Seller and the Buyer
(i) hereby irrevocably submits to the jurisdiction of the United States District Court in Clark County the State of Nevada for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Seller and the Buyer consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address set forth in Section 8 hereof and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7 shall affect or limit any right to serve process in any other manner permitted by law.

         8. NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, express overnight courier, registered first class mail, overnight courier, or telecopier, initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.

         IF TO THE SELLER:                  IF TO THE BUYER:

or to any other address specified by any party by notice given as aforesaid.



         All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; three (3) Business Days after being deposited in the mail, postage prepaid, if mailed; the next Business Day after being deposited with an overnight courier, if deposited with a nationally recognized, overnight courier service; when receipt is acknowledged, if telecopied.

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         9. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the parties.

         10. COUNTERPARTS. This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         11. TRANSFER TAXES. The Buyer shall pay any transfer taxes or other fees that may be payable upon transfer of the Shares.

         12. SURVIVAL. The representations and warranties of the Seller and the Buyer shall survive the Closing hereunder.

         IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.

                                             Seller




                                            By:_________________________________



                                            Buyer



                                            By:_________________________________



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